SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 2, 2002


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

        1-2918                                          61-0122250
(Commission File Number)                            (I.R.S. Employer
                                                    Identification No.)


50 E. RiverCenter Boulevard, Covington, Kentucky        41012-0391
(Address of principal executive offices)                (Zip Code)


P.O. Box 391, Covington, Kentucky                       41012-0391
(Mailing Address)                                       (Zip Code)


    Registrant's telephone number, including area code (859) 815-3333


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    Item 5.  Other Events
    -------  ------------

     On August 2, 2002, Ashland Inc. reported that Paul W. Chellgren, Chairman and Chief Executive Officer of Ashland Inc., announced his plans to retire effective November 15, 2002, which is discussed in more detail in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

    Item 7.   Financial Statements and Exhibits
    -------   ---------------------------------

              (c)  Exhibits

     99.1     Press Release dated August 2, 2002.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           ASHLAND INC.
                                                     ------------------------
                                                           (Registrant)


    Date:  August 2, 2002                             /s/ David L. Hausrath
                                                     -------------------------
                                                     Name: David L. Hausrath
                                                     Title: Vice President and
                                                            General Counsel



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                               EXHIBIT INDEX
                               -------------

         99.1 Press  Release dated August 2, 2002

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